UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 10, 2004

Date of Report (Date of Earliest Event Reported)

INTAC International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong
(Address of principal executive offices)

011 (852) 2385.8789
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c)     Exhibits.

99.1            Press Release, issued on August 4, 2004.

Item 12. Results of Operations and Financial Condition

On August 4, 2004, INTAC International, Inc. (the “Registrant”) issued a press release announcing its financial results for the fiscal quarter and six months ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2004

INTAC International, Inc.

By: /s/ J. David Darnell
J. David Darnell:

Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued on August 4, 2004